Exhibit 99.1

Footnotes to Form 4

(1)
Represents shares of common stock sold by the following entities: (i) 263,701 shares of common stock sold by Advent International GPE VIII Limited Partnership; (ii) 286,224 shares of common stock sold by Advent International GPE VIII-B-1 Limited Partnership; (iii) 213,413 shares of common stock sold by Advent International GPE VIII-B-2 Limited Partnership; (iv) 333,247 shares of common stock sold by Advent International GPE VIII-B-3 Limited Partnership; (v) 804,311 shares of common stock sold by Advent International GPE VIII-B Limited Partnership; (vi) 131,371 shares of common stock sold by Advent International GPE VIII-C Limited Partnership; (vii) 112,354 shares of common stock sold by Advent International GPE VIII-D Limited Partnership; (viii) 33,295 shares of common stock sold by Advent International GPE VIII-F Limited Partnership; (ix) 294,972 shares of common stock sold by Advent International GPE VIII-H Limited Partnership; (x) 274,287 shares of common stock sold by Advent International GPE VIII-I Limited Partnership; (xi) 269,544 shares of common stock sold by Advent International GPE VIII-J Limited Partnership (the funds set forth in the foregoing clauses (i)-(xi), the “Advent VIII Luxembourg Funds”); (xii) 618,548 shares of common stock sold by Advent International GPE VIII-A Limited Partnership; (xiii) 125,123 shares of common stock sold by Advent International GPE VIII-E Limited Partnership; (xiv) 212,216 shares of common stock sold by Advent International GPE VIII-G Limited Partnership; (xv) 126,474 shares of common stock sold by Advent International GPE VIII-K Limited Partnership; (xvi) 114,941 shares of common stock sold by Advent International GPE VIII-L Limited Partnership (the funds set forth in the foregoing clauses (xii)-(xvi), the “Advent VIII Cayman Funds”); (xvii) 9,733 shares of common stock sold by Advent Partners GPE VIII Limited Partnership; (xviii) 60,658 shares of common stock sold by Advent Partners GPE VIII Cayman Limited Partnership; (xix) 11,695 shares of common stock sold by Advent Partners GPE VIII-A Limited Partnership; (xx) 8,092 shares of common stock sold by Advent Partners GPE VIII-A Cayman Limited Partnership; and (xxi) 95,801 shares of common stock sold by Advent Partners GPE VIII-B Cayman Limited Partnership (the funds set forth in the foregoing clauses (xvii)-(xxi), the “Advent VIII Partners Funds” and together with the Advent VIII Luxembourg Funds and the Advent VIII Cayman Funds, the “Advent VIII Funds”).

(2)
Following the reported transactions, Advent International, L.P. (f/k/a Advent International Corporation, “Advent”) manages funds that collectively own 5,289,784 shares of common stock of the Issuer, which are represented as follows: (i) 317,027 shares of common stock held by Advent International GPE VIII Limited Partnership; (ii) 344,106 shares of common stock held by Advent International GPE VIII-B-1 Limited Partnership; (iii) 256,571 shares of common stock held by Advent International GPE VIII-B-2 Limited Partnership (iv) 400,638 shares of common stock held by Advent International GPE VIII-B-3 Limited Partnership; (v) 966,962 shares of common stock held by Advent International GPE VIII-B Limited Partnership; (vi) 157,937 shares of common stock held by Advent International GPE VIII-C Limited Partnership; (vii) 135,075 shares of common stock held by Advent International GPE VIII-D Limited Partnership; (viii) 150,425 shares of common stock held by Advent International GPE VIII-E Limited Partnership; (ix) 40,028 shares of common stock held by Advent International GPE VIII-F Limited Partnership; (x) 255,132 shares of common stock held by Advent International GPE VIII-G Limited Partnership; (xi) 354,621 shares of common stock held by Advent International GPE VIII-H Limited Partnership; (xii) 329,755 shares of common stock held by Advent International GPE VIII-I Limited Partnership; (xiii) 324,052 shares of common stock held by Advent International GPE VIII-J Limited Partnership; (xiv) 138,185 shares of common stock held by Advent International GPE VIII-L Limited Partnership; (xv) 11,701 shares of common stock held by Advent Partners GPE VIII Limited Partnership; (xvi) 14,060 shares of common stock held by Advent Partners GPE VIII-A Limited Partnership; (xvii) 115,175 shares of common stock held by Advent Partners GPE VIII-B Cayman Limited Partnership; (xviii) 743,632 shares of common stock held by Advent International GPE VIII-A Limited Partnership; (xxix) 152,049 shares of common stock held by Advent International GPE VIII-K Limited Partnership; (xx) 72,925 shares of common stock held by Advent Partners GPE VIII Cayman Limited Partnership; and (xxi) 9,728 shares of common stock held by Advent Partners GPE VIII-A Cayman Limited Partnership.

(3)
GPE VIII GP S.a.r.l. is the general partner of the Advent VIII Luxembourg Funds. GPE VIII GP Limited Partnership is the general partner of the Advent VIII Cayman Funds. AP GPE VIII GP Limited Partnership is the general partner of the Advent VIII Partners Funds. Advent International GPE VIII, LLC is the manager of GPE VIII GP S.a.r.l. and the general partner of each of GPE VIII GP Limited Partnership and AP GPE VIII GP Limited Partnership. Advent is the manager of Advent International GPE VIII, LLC, and Advent International GP, LLC is the general partner of Advent, and may each be deemed to have voting and dispositive power over the shares held by the Advent VIII Funds.

(4)
Each Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of its pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of any of the reported shares for purposes of Section 16 or any other purpose.